               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) May 27, 1997
                                                         ------------


                        NAVISTAR FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                -----------------------------------------------
                (State or other jurisdiction of incorporation)

       1-4146-1                                          36-2472404
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


2850 West Golf Road Rolling Meadows, Illinois                           60008
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  (Address of principal executive offices)                            (Zip Code)


        Registrant's telephone number including area code 847-734-4275
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                                                                        FORM 8-K

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

      Effective May 27, 1997, the Registrant amended and restated its existing $925 million bank revolving credit facility to permit the Registrant to lend up to $100 million to its parent company, Navistar International Transportation Corp. ("Transportation"), secured by Transportation's service parts and new and used inventories, and enable the Registrant, with certain covenant limitations, to make loans to Navistar International Corporation's Mexican finance affiliates.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits:

            See attached Exhibit Index.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  NAVISTAR FINANCIAL CORPORATION
                                                            (Registrant)

Date June 17, 1997                        By: /s/ PHYLLIS E. COCHRAN
                                              ----------------------------------
                                              Phyllis E. Cochran
                                              Vice President & Controller
                                              (Principal Accounting Officer)

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                                                                        FORM 8-K

                                 EXHIBIT INDEX

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Exhibit No.        Description
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
    4.1 Amendment No. 3 dated as of May 27, 1997 to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995 and Amendment No. 2 dated as of March 29, 1996 among the Registrant, certain banks, certain Co-Arranger-banks, and Morgan Guaranty Trust Company of New York, as Administration Agent.
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